SCHEDULE II

                               John Hancock Funds

                   (As of November 9, 2002 - revised 10/21/02)




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EIN                                  Name
------------------------------------------------------------------------------------------------------------------------
04-3478429               John Hancock 500 Index Fund
------------------------------------------------------------------------------------------------------------------------
04-3167136               John Hancock Balanced Fund  (add Class I eff. 3/15/02)
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04-3241844               John Hancock Bank & Thrift Opportunity Fund
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04-3551118               John Hancock Biotechnology Fund
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04-2528977               John Hancock Bond Fund
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76-0296100               John Hancock California Tax-Free Income Fund

                         John Hancock Classic Value Fund (eff. 11/9/02)
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04-3551126               John Hancock Communications Fund
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04-3551129               John Hancock Consumer Industries Fund
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04-3122478               John Hancock Core Equity Fund  (add Class I eff. 3/15/02)
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04-3260671               John Hancock Dividend Performers Fund
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04-3409706               John Hancock European Equity Fund
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04-3305812               John Hancock Financial Industries Fund
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56-1662953               John Hancock Financial Trends Fund, Inc.
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04-3535633               John Hancock Focused Equity Fund  (name change eff. 3/1/02)
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04-3313164               John Hancock Focused Small Cap Growth Fund
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04-6944774               John Hancock Fundamental Value Fund
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04-6543623               John Hancock Global Fund
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76-0230587               John Hancock Government Income Fund
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04-3524763               John Hancock Growth Trends Fund (add Class I eff 11/15/01)
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04-3124238               John Hancock Health Sciences Fund
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04-3551132               John Hancock High Income Fund
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76-0230586               John Hancock High Yield Bond Fund
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76-0235997               John Hancock High Yield Municipal Bond Fund  (name change eff. 1/1/02)
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04-2507646                John Hancock Income Securities Trust
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04-3260680               John Hancock Independence Diversified Core Equity Fund II (terminate Class P 9/13/01)
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04-3214877               John Hancock International Fund  (add Class I eff. 3/15/02)
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04-6944776               John Hancock International Small Cap Growth Fund
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76-0354706               John Hancock Investment Grade Bond Fund  (name change eff. 1/1/02)
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




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EIN                            Name
----------------------------------------------------------------------------------------------------------------------
04-2474663              John Hancock Investors Trust
----------------------------------------------------------------------------------------------------------------------
74-6035056              John Hancock Large Cap Equity Fund (name change eff. 3/1/02)
----------------------------------------------------------------------------------------------------------------------
04-2443211              John Hancock Large Cap Growth Fund
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41-2025611              John Hancock Large Cap Spectrum Fund (launch 1/14, but no money until 2/22/02 - strike first
                        NAV 2/25/02)
----------------------------------------------------------------------------------------------------------------------
04-6564705              John Hancock Massachusetts Tax-Free Income Fund
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04-3208756              John Hancock Mid Cap Growth Fund  (add Class I eff. 3/15/02)
----------------------------------------------------------------------------------------------------------------------
76-0230583              John Hancock Money Market Fund
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04-3539446              John Hancock Multi-Cap Growth Fund
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04-6564703              John Hancock New York Tax-Free Income Fund
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04-6567740              John Hancock Pacific Basin Equities Fund
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04-3161453              John Hancock Patriot Global Dividend Fund
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04-3190056              John Hancock Patriot Preferred Dividend Fund
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04-3044078              John Hancock Patriot Premium Dividend Fund I
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04-3097281              John Hancock Patriot Premium Dividend Fund II
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04-3090916              John Hancock Patriot Select Dividend Trust
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75-3075015              John Hancock Preferred Income Fund (eff. 8/22/02, commenced operations 8/27/02)
----------------------------------------------------------------------------------------------------------------------
                        John Hancock Preferred Income Fund II  (eff. c. 11/25/02)
----------------------------------------------------------------------------------------------------------------------
04-3435529              John Hancock Real Estate Fund
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04-6526682              John Hancock Regional Bank Fund
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04-3214880              John Hancock Small Cap Equity Fund (name change eff. 3/1/02)
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76-0230584              John Hancock Small Cap Growth Fund
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51-0094374              John Hancock Sovereign Investors Fund
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04-6956080              John Hancock Strategic Growth Fund (eff 12/01/01)
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04-6545497              John Hancock Strategic Income Fund
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76-0296098              John Hancock Tax-Free Bond Fund
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13-3100162              John Hancock Technology Fund
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76-0235823              John Hancock U.S. Government Cash Reserve
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13-3843241              John Hancock U.S. Global Leaders Growth Fund (eff 5/13/02)
----------------------------------------------------------------------------------------------------------------------
04-3367188              John Hancock V.A. Financial Industries Fund
----------------------------------------------------------------------------------------------------------------------
04-3402969              John Hancock V.A. Relative Value Fund
----------------------------------------------------------------------------------------------------------------------



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04-3326565              John Hancock V.A. Sovereign Investors Fund
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04-3326570              John Hancock V.A. Strategic Income Fund
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04-3513386              John Hancock V.A. Technology Fund
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                                       For: JOHN HANCOCK FUNDS listed above

                                            /s/ Avery P. Maher
                                            -------------------
                                            By:  Avery P. Maher

                                            Title:  Second Vice President and
                                                    Assistant Secretary



                                             Accepted and agreed for:

                                             THE BANK OF NEW YORK



                                             /s/ Mary Jean Milner
                                             --------------------
                                             By: Mary Jean Milner

                                             Title: Vice President
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